[English Translation]

Debt Remit Agreement

Party A: GuoJian (HaiNan) High-Tech Dairy Limited Company
Address: Block D, Diamond Plaza, 42 South Shi Long Kun Road, Haikou, Hainan
Legal Representative: Wu Su Guo                                                                           Position: Chairman                                           Nationality: China

Party B: Rebornne New Zealand Limited Company
Address: Level-24, 120 Albert Street, Auckland, New Zealand
Legal Representative: Dairy Global                                                                           Position: Chairman                                           Nationality: New Zealand

Party C: Rebornne New Zealand Limited Company
Address: Level-24, 120 Albert Street, Auckland, New Zealand
Legal Representative: Dairy Global                                                                           Position: Chairman                                           Nationality: New Zealand

Party D: GuoJian (HongKong) Group Holdings Limited
Address:
Legal Representative: Wu Su Guo                                                                           Position: Chairman                                           Nationality: China

Four Party A, B, C and D faith of equality, voluntariness, honesty and credibility, the debts and claims process on the Party A and B reached the following agreement to abide by the four parties.

I.
According to the “Agreement Concerning Taking Baking Hainan Govking’s National Agency Right of Rebornne Bovine Colostrums” and supplemental agreement that signed by Party A and B on 26th January 2011, Party B should pay the compensation of withdrawal of distributor rights of RMB FIVE MILLIONS SIX HUNDRED AND TWENTY THREE THOUSANDS and FIVE HUNDRED as well as liquidated damages for late payment to Party A.

II.
Party A, B, C and D have agreed: when Party C and D together with Rebornne (GuangZhou) Dairy Limited Company signed the “GuoJian (HK) Holdings Limited Purchased Rebornne (GZ) Dairy Limited Company equity and asset transfer Agreement” to fully implement, that is, Party D completely owned Party C’s Rebornne (GZ) Dairy Limited Company all equity and assets, Party Q have to give up the compensation of distributor right withdraw and late payment fee as the first article in this Agreement from Party B. Otherwise the original claims from Party A still valid.

III.
This agreement is supplemental agreement of “GuoJian (HK) Holdings Limited Merge & Acquisition Rebornne (GZ) Dairy Limited Company Equity and Assets Transfer Agreement”, which has the same force of law as the original agreement.

IV.	This agreement has four original copies, and each party owned an original copy. Effective date begins on the date four parties signed and sealed.

Party A: GuoJian (HaiNan) High-Tech Dairy Limited Company

Legal Representative: Wu Su Guo

(signed)

Party B: Rebornne New Zealand Limited Company

Legal Representative: Dairy Global

(signed)

Party C: Rebornne New Zealand Limited Company

Legal Representative: Dairy Global

(signed)

Party D: GuoJian (HongKong) Group Holdings Limited

Legal Representative: Wu Su Guo

(signed)

Date: 12th January 2012